-------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
                           _________

                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


               Date of Report:  June 29, 1999
              (Date of earliest event reported)


                 D E E R E   &   C O M P A N Y
     (Exact name of registrant as specified in charter)

                           DELAWARE
       (State or other jurisdiction of incorporation)

                           1-4121
                   (Commission File Number)

                         36-2382580
               (IRS Employer Identification No.)

                    One John Deere Place
                   Moline, Illinois  61265
    (Address of principal executive offices and zip code)

                        (309)765-8000
    (Registrant's telephone number, including area code)

          _______________________________________
(Former name or former address, if changed since last report.)

---------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              (99)  Press release and additional information.

                           Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                               DEERE & COMPANY



                               By: /s/ John O. Hayes
                                   ----------------------------
                                   John O. Hayes,
                                   Assistant Secretary


Dated:  June 29, 1999

                         Exhibit Index



                                                    Sequential
Number and Description of Exhibit                   Page Number


(99)  Press release and additional information         Pg. 5

                                                EXHIBIT 99


(DEERE LOGO)                       News media contact:
                                   Ken Golden
                                   Manager, Public Relations
                                   309/765-5678
                                   e-mail: hs00477@deere.com



FOR IMMEDIATE RELEASE - 29 June 1999
-------------------------------------------------------------


Deere to increase Brazilian investment
with full ownership of SLC-John Deere S.A.


    MOLINE, Ill. - Deere & Company and Schneider Logemann S.A. jointly announced today that Deere is increasing its Brazilian investments and will own 100 percent of SLC-John Deere, a Brazilian farm equipment manufacturer in which Deere first invested in 1979.

    Deere currently owns 40 percent of the joint venture but will complete an agreement to become full owner of the company, which manufactures combines, tractors and planters for the Brazilian, South American and European markets.

    "Deere is committed to expanding its activities in South America," said Bernie Hardiek, President of Deere's Worldwide Agricultural Equipment Division. "During our 20-year relationship, SLC-John Deere management introduced John Deere product technology to the Brazilian market and captured a significant market position. This investment recognizes that success and enables Deere to continue to grow in the agricultural equipment markets of Brazil and the remainder of South America."

    SLC-John Deere has developed a broad dealer organization to serve the Brazilian market. Headquartered in the State of Rio Grande do Sul, Brazil, SLC-John Deere has a 450,000 square foot factory, a parts depot and a credit operation. The company employs approximately 1,900 people and produces farm equipment with the SLC-John Deere brand for Brazil and with the John Deere brand for Argentina, the rest of South America and Europe.

    In the past year, Deere also constructed a new factory for producing sugar cane harvesting equipment in the City of Catalao, Goias, Brazil. "These investments strengthen our position worldwide and emphasizes our commitment to global growth," Hardiek said.

    Current management of SLC-John Deere remains intact and will be part of Deere's overall Worldwide Agricultural
Equipment Division. Terms of the investment were not disclosed.

    Deere & Company (www.deere.com), Moline, Illinois, is the world's largest producer of agricultural equipment and also is a leading manufacturer of equipment for construction, forestry, public works, lawn care and turf care. Additionally, the company provides credit, managed care and insurance services.